THE FBR FUNDS
Equity Funds
SUPPLEMENT DATED OCTOBER 29, 2004
TO THE PROSPECTUS DATED JULY 1, 2004

This supplement to the Prospectus dated July 1, 2004, as supplemented August 2, 2004, September 9, 2004 and October 7, 2004, for The FBR Funds, Equity Funds, updates certain information in the Prospectus as described below.  For further information, please contact the Funds toll-free at 1.888.888.0025.

1. The name of  the FBR American Gas Index Fund has been changed to the FBR Gas Utility Index Fund.

2. The following information replaces in its entirety the second sentence under the section entitled, "Principal Investment Strategy" under the FBR American Gas Index Fund (now known as the FBR Gas Utility Index Fund) on page 6.

The Index consists of approximately 70 publicly traded companies of natural gas distribution, gas pipeline, diversified gas, and combination gas and electric companies whose securities are traded on a United States stock exchange (exclusive of treasury stock).

3. The following information supplements the information under the section entitled, "Principal Investment Strategy" and "Risks" under the FBR American Gas Index Fund (now known as the FBR Gas Utility Index Fund) on page 6.

While most of the Fund's investments will be in domestic U.S. securities, the Fund's investments may include foreign securities, including indirect investments such as American Depositary Receipts ("ADRs") or other types of depositary receipts, which are U.S. dollar-denominated receipts representing shares of foreign-based corporations.

RISKS.
Investing in foreign securities presents unique investment risks.  The value of securities denominated in or indexed to foreign currencies, and of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar.  Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile.  Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer's financial condition and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than for U.S. investments.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.

 THE FBR FUNDS
Equity Funds
SUPPLEMENT DATED OCTOBER 29, 2004
TO THE STATEMENT OF ADDITIONAL INFORMATION DATED JULY 1, 2004

This supplement to the Statement of Additional Information ("SAI") dated July 1, 2004, as supplemented September 9, 2004, for The FBR Funds, Equity Funds, updates certain information in the SAI as described below.  For further information, please contact the Funds toll-free at 1.888.888.0025.

1. The name of  the FBR American Gas Index Fund has been changed to the FBR Gas Utility Index Fund.

2. FBR American Gas Index Fund (now known as FBR Gas Utility Index Fund) may invest in foreign securities. On page 9 of the SAI, the section entitled "Foreign Investments" under "Investments & Risks" shall apply to the FBR Gas Utility Index Fund.

3. The following information replaces in its entirety the first sentence under the section entitled, "Discussion of Index Methodology - FBR American Gas Index Fund" on page 16.

The American Gas Association Stock Index (the "Index") is comprised of approximately 70 publicly traded companies whose securities are traded on a United States stock exchange (exclusive of treasury stock), including members of the American Gas Association ("A.G.A.").

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.